Ivy International Core Equity Fund
Summary Prospectus | July 29, 2016 as supplemented January 25, 2017

SHARE CLASS (TICKER): CLASS A SHARES (IVIAX)  |  CLASS B SHARES (IIFBX)  |  CLASS C SHARES (IVIFX)  |  CLASS E SHARES (IICEX)  |  CLASS I SHARES (ICEIX)   |  CLASS R SHARES (IYITX)  |  CLASS R6 SHARES (IINCX)  |  CLASS Y SHARES (IVVYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 800.777.6472 or by sending an e-mail request to prospectus.request@waddell.com. You also can get this information from your investment provider. The Fund’s prospectus and SAI dated July 29, 2016 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 237 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 134 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class E		Class I	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		5.75%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None		None	None	None	None
Maximum Account Fee	$20	[2]	None		$20	[2]	$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E		Class I	Class R	Class R6	Class Y
Management Fees	0.79%	0.79%	0.79%	0.79%		0.79%	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%		0.00%	0.50%	0.00%	0.25%
Other Expenses	0.27%	0.41%	0.19%	0.65%		0.19%	0.29%	0.04%	0.21%
Total Annual Fund Operating Expenses	1.31%	2.20%	1.98%	1.69%		0.98%	1.58%	0.83%	1.25%
Fee Waiver and/or Expense Reimbursement[3,4]	0.00%	0.00%	0.00%	0.38%		0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	2.20%	1.98%	1.31%	[5]	0.98%	1.58%	0.83%	1.25%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]	Through July 31, 2017, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses for the Fund’s Class E shares at 1.31%. Prior to that date, the expense limitation may not be terminated by IICO, IDI, WISC or the Board of Trustees.

[4]	Through July 31, 2017, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IDI, WISC or the Board of Trustees.

[5]	The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to reflect a change in the contractual class waiver.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for a one year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$701	$966	$1,252	$2,063
Class B Shares	623	988	1,280	2,309
Class C Shares	201	621	1,068	2,306
Class E Shares	721	1,102	1,506	2,628
Class I Shares	100	312	542	1,201
Class R Shares	161	499	860	1,878
Class R6 Shares	85	265	460	1,025
Class Y Shares	127	397	686	1,511

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$701	$966	$1,252	$2,063
Class B Shares	223	688	1,180	2,309
Class C Shares	201	621	1,068	2,306
Class E Shares	721	1,102	1,506	2,628
Class I Shares	100	312	542	1,201
Class R Shares	161	499	860	1,878
Class R6 Shares	85	265	460	1,025
Class Y Shares	127	397	686	1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Ivy International Core Equity Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies located in, or principally traded largely in, developed European and Asian/Pacific Basin markets. In seeking to enhance potential return, the Fund also may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. The Fund also may invest in depositary receipts of foreign issuers.

IICO uses a disciplined approach while looking for investment opportunities around the world, preferring what it believes are cash-generating, well-managed and reasonably valued companies that are exposed to global investment themes which IICO believes will yield above-average returns. IICO combines a top-down (assessing the market environment), macro thematic approach with a bottom-up (researching individual issuers) stock selection process, and uses a combination of country analysis, sector and industry dynamics, and individual stock selection. Although the Fund may invest in securities issued by companies of any size, it typically has more exposure to securities issued by large-capitalization companies. The Fund may invest up to 100% of its total assets in foreign securities. In addition, the Fund may use forward contracts in seeking to manage its exposure (increase or decrease) to various foreign currencies.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers significant return potential, to reduce its emphasis on a global investment theme, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted.

∎	Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate specifically with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. When the Fund uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets could limit the Fund’s ability to pursue its investment strategies.

∎	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk. The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent IICO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

∎	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

∎	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Regional Focus Risk. Focusing on a particular geographic region or country involves increased currency, political, regulatory and other risks. To the extent the Fund invests a significant portion of its assets in a particular geographic region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund’s performance may be more volatile than the performance of a more geographically diversified fund. See Market Risk.

∎	Theme Risk. Because the Fund’s investment strategy incorporates the identification of themes, the Fund’s performance may suffer if IICO does not correctly identify such themes or if a theme develops in an unanticipated way.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 27.15% (the second quarter of 2009) and the lowest quarterly return was -21.26% (the third quarter of 2008). The Class A return for the year through June 30, 2016 was -5.27%.

Average Annual Total Returns

as of December 31, 2015	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	-6.72%	2.75%	5.05%
Return After Taxes on Distributions	-6.90%	1.88%	4.22%
Return After Taxes on Distributions and Sale of Fund Shares	-3.66%	2.09%	4.00%
Class B
Return Before Taxes	-5.87%	2.90%	4.93%
Class C
Return Before Taxes	-1.67%	3.29%	4.97%
Class E (began on 04-02-2007)
Return Before Taxes	-6.85%	2.65%	2.46%
Class I (began on 04-02-2007)
Return Before Taxes	-0.73%	4.35%	3.72%
Class R (began on 12-19-2012)
Return Before Taxes	-1.29%	N/A	7.27%
Class R6 (began on 07-31-2014)
Return Before Taxes	-0.52%	N/A	-3.60%
Class Y
Return Before Taxes	-0.95%	4.08%	5.82%

Indexes	1 Year	5 Years	10 Years
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-0.81%	3.60%	3.03%
Lipper International Large-Cap Core Funds Universe Average (net of fees and expenses)	-3.40%	2.00%	2.74%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

John C. Maxwell, Senior Vice President of IICO, has managed the Fund since February 2006, and Catherine Murray, Vice President of IICO, has managed the Fund since January 2017.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472) or internet (www.ivyinvestments.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class R and Class R6 shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class R, Class R6 and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IVIAX